Exhibit 10.3(l)

FIRST AMENDMENT

TO THE ADTRAN, INC.

2005 DIRECTORS STOCK OPTION PLAN

This First Amendment to the ADTRAN, Inc. 2005 Directors Stock Option Plan (the “Plan”) is made and entered into effective as of the 16th day of July, 2007, by ADTRAN, Inc. (the “Company”).

W I T N E S S E T H :

WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”), to provide for grants of options to non-employee directors of the Company; and

WHEREAS, the Company wishes to amend the Plan to permit exercise of an option through a broker-assisted cashless exercise transaction, or any other method permitted by the Committee;

WHEREAS, Article 10 of the Plan permits the Board to amend the Plan at any time, subject to certain restrictions that do not apply hereto; and

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1.

Section 6.8(a) of the Plan shall be amended to read as follows:

“(a)	The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his Beneficiary as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of shares of the Common Stock that have been owned by the Optionee for at least six months, guaranteed or notarized, with such documentation as the Committee may require, or in such other manner as the Committee may require; (C) if permitted by all applicable laws and regulations, by broker-assisted cashless exercises executed through a same day sale on the public market; or (D) any combination of the above forms or any other form of payment permitted by the Committee.”

2.

The exercise notice in Appendix A of the Plan shall be amended to read as follows:

EXHIBIT A

ADTRAN, INC.

2005 DIRECTORS STOCK OPTION PLAN

NOTICE OF INTENT TO EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT

This Notice of Intent to Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated                 ,         , between ADTRAN, Inc. (the “Company”) and the undersigned Optionee (the “Agreement”), which Agreement represents Nonqualified Stock Option No.              and which is made a part hereof and incorporated herein by reference.

EXERCISE OF OPTION. Optionee hereby declares his or her intent to exercise his or her option to purchase              shares of the Option through the following method of exercise:

☐	1.	Broker-Assisted Cashless Exercise: Optionee hereby elects to exercise through a broker-assisted cashless exercise executed through a same day sale on the public market. Optionee understands that he or she will be considered to have exercised on the same day as the broker’s sale of the stock if and only if the exercise is completed in accordance with the applicable rules for a same day sale, including delivery to the Company of cash in the total amount of $ within three trading days after the date of sale.

		NOTE: If the cash is not delivered to the Company within three trading days after the date of sale, the date of exercise will be deemed to occur on the trading day that the cash actually is delivered to the Company.

☐	2.	Exercise for Cash: Optionee hereby delivers, together with this Notice of Intent to Exercise, the full Exercise Price with respect to the exercised Option, which consists of cash in the total amount of $ .

☐	3.	Stock Swap: Optionee hereby delivers, together with this Notice of Intent to Exercise, the full Exercise Price with respect to the exercised Option, which consists of unrestricted shares of the Company’s Common Stock which have been owned by Optionee for at least 6 months and cash in the total amount of $ .

ACKNOWLEDGMENT. Optionee hereby acknowledges that, if Optionee is an “affiliate” of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or if the shares subject to the Option have not been registered under the Securities Act, or applicable state securities laws, any shares of the Company’s Common Stock acquired by Optionee as a result of exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144), and Optionee hereby agrees to comply with all such restrictions and execute such documents or take such other actions as the Company may require in connection with such restrictions. Optionee represents that he or she has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Option and that Optionee is not relying on the Company for any tax advice. This Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof. This Notice is governed by the substantive laws (but not the choice of laws rules) of the State of Alabama.

Executed this      day of                 , 20    .

OPTIONEE:

Signature:

Print or Type Name:

FOR INTERNAL USE ONLY:

Date Notice of Intent to Exercise received:

Date of exercise:

Date payment of exercise price received:

ADTRAN, Inc. hereby acknowledges receipt of this Notice of Intent to Exercise and payment of the exercise price on the dates set forth above.

ADTRAN, INC.

By:
Name:
Title:	”

3.

The exercise notice in Appendix B of the Plan shall be amended to read as follows:

EXHIBIT A

ADTRAN, INC. 2005

DIRECTORS STOCK OPTION PLAN

NOTICE OF INTENT TO EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT

This Notice of Intent to Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated                 ,         , between ADTRAN, Inc. (the “Company”) and the undersigned Optionee (the “Agreement”), which Agreement represents Nonqualified Stock Option No.              and which is made a part hereof and incorporated herein by reference.

EXERCISE OF OPTION. Optionee hereby declares his or her intent to exercise his or her option to purchase              shares of the Option through the following method of exercise:

☐	1.	Broker-Assisted Cashless Exercise: Optionee hereby elects to exercise through a broker-assisted cashless exercise executed through a same day sale on the public market. Optionee understands that he or she will be considered to have exercised on the same day as the broker’s sale of the stock if and only if the exercise is completed in accordance with the applicable rules for a same day sale, including delivery to the Company of cash in the total amount of $ within three trading days after the date of sale.

		NOTE: If the cash is not delivered to the Company within three trading days after the date of sale, the date of exercise will be deemed to occur on the trading day that the cash actually is delivered to the Company.

☐	2.	Exercise for Cash: Optionee hereby delivers, together with this Notice of Intent to Exercise, the full Exercise Price with respect to the exercised Option, which consists of cash in the total amount of $ .

☐	3.	Stock Swap: Optionee hereby delivers, together with this Notice of Intent to Exercise, the full Exercise Price with respect to the exercised Option, which consists of unrestricted shares of the Company’s Common Stock which have been owned by Optionee for at least 6 months and cash in the total amount of $ .

ACKNOWLEDGMENT. Optionee hereby acknowledges that, if Optionee is an “affiliate” of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or if the shares subject to the Option have not been registered under the Securities Act, or applicable state securities laws, any shares of the Company’s Common Stock acquired by Optionee as a result of exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission’s Rule 144), and Optionee hereby agrees to comply with all such restrictions and execute such documents or take such other actions as the Company may require in connection with such restrictions. Optionee represents that he or she has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Option and that Optionee is not relying on the Company for any tax advice. This Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof. This Notice is governed by the substantive laws (but not the choice of laws rules) of the State of Alabama.

Executed this      day of             , 20    .

OPTIONEE:

Signature:

Print or Type Name:

FOR INTERNAL USE ONLY:

Date Notice of Intent to Exercise received:

Date of exercise:

Date payment of exercise price received:

ADTRAN, Inc. hereby acknowledges receipt of this Notice of Intent to Exercise and payment of the exercise price on the dates set forth above.

ADTRAN, INC.

By:
Name:
Title:	”

4.

Except as specifically amended hereby, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment.

ADTRAN, INC.

By:	/s/ James E. Matthews
James E. Matthews
Senior Vice President – Finance and Administration and Chief Financial Officer